SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 28, 2004
                                                  ------------------------------

                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)

              Connecticut                                   06-1514263
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)



5 Bissell Street, Lakeville, Connecticut                              06039-1868
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5. Other Events.
        ------------

        A.   Annual Meeting of Shareholders of Salisbury Bancorp, Inc.
             --------------------------------------------------------

     The Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), the holding company for Salisbury Bank and Trust Company (the "Bank") was held on Wednesday, April 28, 2004. Shareholders voted on the election of directors and the ratification of the appointment of independent auditors.

     The results of the votes of shareholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Each of the two nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve until their term expires or their successors are elected and qualified.

     The vote for electing nominees as directors was as follows:

                                                                    Withholding
                                                    For              Authority

John F. Perotti       Number of Shares:          1,099,272             25,640
                                                 ---------            -------
                      Percentage of
                      Shares Voted:                   97.7%              2.3%
                                                 ----------           -------
                      Percentage of Shares
                      Entitled to Vote:               77.1%              1.9%
                                                 ----------           -------


                                                                    Withholding
                                                    For              Authority

Michael A. Varet      Number of Shares:          1,099,099             25,813
                                                 ---------            -------
                      Percentage of
                      Shares Voted:                   97.7%               2.3%
                                                 ----------           -------
                      Percentage of Shares
                      Entitled to Vote:               77.1%               1.9%
                                                 ----------           -------

                                   PROPOSAL 2
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2004 was approved because the votes for such appointment exceeded the votes against such appointment.

     The vote to ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2004 was as follows:

                                      "For"         "Against"       "Abstain"

Number of Votes:                     1,124,110            624          --
                                     ---------      ---------       ---------
Percentage of Shares Voted:               99.9%            .1%         --
                                     ---------      ---------       ---------
Percentage of Shares
Entitled to Vote:                         78.9%             0          --
                                     ---------      ---------       ---------



                 ELECTION OF CHAIRMAN OF THE BOARD OF DIRECTORS

     Following the Meeting of Shareholders, at the organizational meetings of the Board of Directors of the Company and the Bank, the Board of Directors of the Company elected John R. H. Blum, Chairman of the Board of Directors of Salisbury Bancorp, Inc. The Board of Directors of the Bank also elected Mr. Blum, Chairman of the Board of Directors of Salisbury Bank and Trust Company.

     The Chairman serves at the pleasure of each Board during a term expiring at the organizational meeting of each Board following the Annual Meeting of Shareholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (a) Financial Statements of Business Acquired.

         None.

     (b) Pro Form Financial Information.

         None.

     (c) Exhibits.

         99.1     Press Release dated April 29 2004.

Item 9.  Regulation FD Disclosure.
         ------------------------

     A summary of the remarks, which John F. Perotti, President, made at the Annual Meeting, is attached as Exhibit 99.1.

Item 12. Results of Operations and Financial Conditions.
         ----------------------------------------------

     On April 29 2004, the Company issued the attached press release related to its earnings for the year ended December 31, 2003 and for the quarter ended March 31, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: April 29, 2004                        SALISBURY BANCORP, INC.



                                             By:  /s/ John F. Perotti
                                                  ------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer

Exhibit Index
-------------

         99.1     Remarks from the President
         99.2     Press Release dated April 29, 2004.